Exhibit 99.2

                                     Balance Sheet

                                         April 30, 1997     May 31, 1997    June 30, 1997
                                         --------------     ------------    -------------
      Assets

      Cash                                  158,884,202      158,956,494      161,055,577
      Accounts Receivable (net)                 877,420               --               --
      Inventory                                      --               --               --
      Notes Receivable                        9,215,747        5,010,677        7,743,967
      Prepaid Expenses                               --               --               --
      Other                                          --               --               --
                                                                      --               --
      Total Current Assets                  168,977,369      163,967,171      168,799,545

      Property, Plant, and Equipment                 --               --               --
      Less Accumulated Depreciation                  --               --               --
      Net Property, Plant, and Equipment             --               --               --
      Due from Affiliates and Insiders               --               --               --
      Intangibles                                    --               --               --
      Other                                  36,172,389       35,081,788       32,830,245

      Total Assets                          205,149,758      199,048,958      201,629,790

      Post-petition Liabilities

      Accounts Payable                          510,850          334,793          408,861
      Taxes Payable                                  --               --               --
      Notes Payable                                  --               --               --
      Professional Fees                              --               --               --
      Secured Debt                                   --               --               --
      Due to Affiliates and Insiders                 --               --               --
      Other                                          --        2,186,134        2,698,134

      Total Post-petition Liabilities           510,850        2,520,927        3,106,995

      Pre-petition Liabilities

      Secured Debt                            2,888,280        3,328,078        3,328,078
      Priority Debt                                  --               --               --
      Unsecured Debt                        245,770,956      245,474,891      245,324,465
      Other                                  51,874,910       49,654,863       51,087,806

      Total Pre-petition Liabilities        300,534,146      298,457,832      299,740,349

      Total Liabilities                     301,044,996      300,978,759      302,847,344

      Owners Pre-petition Equity           -191,603,142     -190,603,142     -191,603,142

      Post-petition Cumulative               95,707,904       89,673,342       90,385,588
      Profit (Loss)

      Total Equity (Deficit)                -95,895,238     -101,929,801     -101,217,554

      Total Liabilities and Owners          205,149,758      199,048,958      201,629,790
      Equity


                                   Income Statement

                                                             Month Ended
                                            April 30, 1997     May 31, 1997   June 30, 1997
                                            --------------     ------------   -------------
      Total Revenues                                 --               --              --
      Revenue Reductions                             --               --              --

      Net Revenues                                   --               --              --

      Officer/Insider Compensation
      Wages/Salaries                            535,917           35,917         171,834
      Payroll Taxes                               8,341            1,191             678
      Rent and Lease Expense                         --               --              --
      Insurance                                      --               --              --
      Depreciation/Depletion/Amortization            --               --              --
      General and Administrative                515,153          827,830       1,437,004
      Other                                          --               --              --

      Total Operating Expenses                1,059,411          864,939       1,609,516

      Operating Income                       -1,059,411         -864,939      -1,609,516

      Other Income                           94,701,050        1,450,845       2,833,763
      Interest Expense                         -533,037       -2,186,134        -512,000

      Net Other Income and Expense           94,168,013         -735,290       2,321,763

      Net Profit (Loss)                      93,108,602       -1,600,228         712,246